PETROTEQ ANNOUNCES SIGNIFICANT INSIDER INVESTMENT AND SHARES FOR DEBT TRANSACTIONS

SHERMAN OAKS, California, July 20, 2020 -- Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction and remediation technologies, is pleased to announce that both Valkor Engineering and Petroteq's Chairman Alex Blyumkin have agreed to invest in the Company at a premium to the public market price of its common shares.

Mr. Blyumkin has delivered an irrevocable subscription agreement to the Company for US$600,000 for 15,000,000 common shares of Petroteq at a price of US$0.04 (CAD$0.054) per share - a 20% premium to the current market price. Additionally, Valkor Engineering, Petroteq's strategic technology partner, has agreed to complete a shares for debt transaction, pursuant to which Petroteq will issue Valkor 45,000,000 common shares in satisfaction of US$1,800,000 of the US$2,500,000 owed to Valkor for previous engineering work. The willingness of Valkor to accept partial payment in shares is a huge vote of confidence by a sophisticated and capable technical partner and the Company believes it is a validation of the potential of the Company's extraction technology at the Asphalt Ridge, Utah facility.

"I have been working with Petroteq on their proprietary technology for a few years now, and my confidence in the platform and its capabilities have only grown. We look forward to completing the upgrade work and the design of the commercial scale plant over the next couple of months," stated Steve Byle, CEO of Valkor Engineering. "The oil market has rebounded rapidly since the recent turbulence caused by the COVID-19 pandemic and other market forces," stated Mr. Blyumkin. "We believe that our technology combined with the inclusion of the Quadrise technology being tested during the upgrade work, will allow us to mine a very profitable niche in the industry. These investments further solidify my confidence in our Company and I am happy that we are tightly aligned with Valkor as we move forward," Mr. Blyumkin concluded.

Petroteq's management is looking forward to sharing further details on the recent announcements on the relationship with Valkor and TomCo in the coming days.

In addition, Mr. Blyumkin has agreed to accept 2,356,374 common shares in satisfaction of US$94,255 (including accrued interest) owed to him by Petroteq for previous loans to the Company.

The Company also announces the intention to complete two additional shares for debt transactions, pursuant to which it will issue an aggregate of 6,399,785 common shares in satisfaction of US$273,991 (including accrued interest) of indebtedness.

The Company determined (with the creditors consent) to satisfy the foregoing indebtedness with common shares in order to preserve the Company's cash for use on its extraction technology in Asphalt Ridge, Utah, and for working capital.

All shares issued pursuant to the above transactions are subject to approval of the TSX Venture Exchange (the "Exchange"). The shares will be issued in reliance on exemptions from the registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and applicable state securities laws, and will be issued as "restricted securities" (as defined in Rule 144 under the U.S. Securities Act). In addition, such securities will be subject to a Canadian four-month hold period.

The subscription and shares for debt transactions by Mr. Blyumkin are each a "related party transaction" as defined under Multilateral Instrument 61-101 ("MI 61-101"). The transactions are exempt from the formal valuation requirements of MI 61-101 since none of the securities of the Company are listed on a stock exchange specified in section 5.5(b) thereof. The proposed transactions are exempt from the minority shareholder approval requirements of MI 61-101 since, at the time the transactions were agreed to, neither the fair market value of the transaction nor the fair market value of the consideration for the transaction, insofar as it involves interested parties, exceeded 25% of the Company's market capitalization.

About Petroteq Energy Inc.

Petroteq is a fully integrated clean technology company focused on the development and implementation of a new proprietary technology for oil extraction. The Company has an environmentally safe and sustainable technology for the extraction and reclamation of heavy and bitumen from oil sands, oil shale deposits and shallow oil deposits. Petroteq is engaged in the development and implementation of its patented environmentally friendly heavy oil processing and extraction technologies. Petroteq is currently focused on developing its oil sands resources and expanding production capacity at its Asphalt Ridge soil remediation and heavy oil extraction processing facility located near Vernal, Utah.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company, are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information, including: closing of the financing and shares for debt transactions; the anticipated completion of the upgrade work and design of the Company's commercial scale plant; and the testing of the Quadrise technology during the upgrade work and its integration with the Company's proprietary technology. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation: receipt of director and Exchange approval for the financing and shares for debt transactions; execution of definitive agreements for the shares for debt transactions; and closing conditions for the financing and shares for debt transactions being satisfied. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: failure by the Exchange or the directors of the Company to approve the financing and shares for debt transactions; failure of the parties to execute definitive agreements; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon-bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions and factors, including the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward- looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this news release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This news release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the company and management, as well as financial statements.

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897